Exhibit 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Viseon, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on November 12, 2004 (“Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2004

/s/ John C. Harris
John C. Harris
Chief Executive Officer Chief Financial Officer

Dated: November 12, 2004

/s/ Robert A. Wolf
Robert A. Wolf
Its Chief Financial Officer

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